UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

Tidewater Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 24, 2025, Tidewater Inc. (the “Company”) announced the pricing of its previously announced private offering (the “Offering”) of $650 million in aggregate principal amount of unsecured senior notes due 2030 (the “2030 Notes”). The 2030 Notes will bear interest at a rate of 9.125% per year and will mature on July 15, 2030. The 2030 Notes will be issued at par.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act of 1933 (the “Securities Act”) and outside the U.S. in reliance on Regulation S under the Securities Act.

The Company expects to use the net proceeds from the Offering, together with cash on hand, (i) to repay in full the Company’s existing senior secured term loan, (ii) to fund the redemption (the “Redemption”) of both the Company’s outstanding 8.50% Senior Secured Bonds due 2026 (the “2026 Bonds”) and its outstanding 10.375% Senior Unsecured Bonds due 2028 (the “2028 Bonds”), and (iii) to pay the premiums, accrued interest, fees and expenses related to the term loan payoff, Redemption and the issuance of the 2030 Notes. The 2030 Notes will be senior unsecured obligations of the Company and will be guaranteed on a senior unsecured basis by certain of the Company’s U.S. subsidiaries.

On June 24, 2025, the Company issued a press release related to the foregoing. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

Date:	June 24, 2025	By:	/s/ Samuel R. Rubio
Samuel R. Rubio
Executive Vice President and Chief Financial Officer